Exhibit 99.1

February 6, 2024	FOR IMMEDIATE RELEASE

CTS Announces Fourth Quarter and Full-Year 2023 Results

Building Momentum on Long-term Strategy While Navigating Near-term Challenges

Announces $100 million Share Repurchase Program

Lisle, Ill. - CTS Corporation (NYSE: CTS), a leading global designer and manufacturer of custom engineered solutions that “Sense, Connect and Move,” today announced fourth quarter and full-year 2023 results.

“We made good progress in 2023 on our strategic priorities, adding content through several new products in transportation and achieving strong electrification awards. We continued to win new customers and applications in the non-transportation end markets that will support our long-term goal to further diversify and strengthen our business,” said Kieran O’Sullivan, CEO of CTS Corporation. “Our teams managed through a challenging year largely driven by headwinds in the industrial and distribution end-market as well as softening sales of commercial vehicle related products. Growth was solid in medical, and aerospace and defense end-markets. We continue to focus on operational improvements and prudent cost management in this environment. Looking ahead, we expect a soft first half, and an improving trend in the second half of 2024.”

CTS also announced that its Board of Directors approved a new share repurchase program that authorizes the company to repurchase up to $100 million of its common stock, replacing the existing program authorized in February 2023. The new share repurchase program has no scheduled termination date.

Fourth Quarter 2023 Results

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Sales were $125 million, down 12% year-over-year. Sales to non-transportation end markets decreased 22% driven by softness in sales to industrial and distribution customers. Sales to the transportation end market decreased 3% over the same period driven by a decline in sales of products for commercial vehicles.
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Net income was $15 million, or 12% of sales, compared to $15 million, or 11% of sales, in the fourth quarter of 2022.
•
Earnings per diluted share were $0.49, compared to $0.47 in the fourth quarter of 2022.
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Adjusted earnings per diluted share were $0.47, down from $0.56 in the fourth quarter of 2022.
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Adjusted EBITDA margin was 22% compared to 23% in the fourth quarter of 2022.
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Operating cash flow was $32 million compared to $26 million in the fourth quarter of 2022.

Full-Year 2023 Results

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Sales were $550 million, down 6% year-over-year, driven by softness in the industrial and distribution end-market. Sales to the non-transportation end markets decreased by 12%, while sales to the transportation end-market decreased by 1% compared to 2022.
•
Net income was $61 million, or 11% of sales, compared to $60 million, or 10% of sales in 2022.

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Earnings per diluted share were $1.92, compared to $1.85 in 2022.
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Adjusted earnings per diluted share were $2.22, down from $2.46 in 2022.
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Adjusted EBITDA margin was 22%, down from 23% in 2022.
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Operating cash flow was $89 million, down from $121 million in 2022. The 2022 results included $27 million in one-time cash related to the U.S. pension plan.

2024 Guidance

CTS expects full-year 2024 sales to be in the range of $530 - $570 million and adjusted diluted EPS to be in the range of $2.10 - $2.35.

CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition-related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

Conference Call and Supplemental Materials

As previously announced, the Company has scheduled a conference call for 10:00 a.m. (EST) today. The dial-in number for the U.S. and Canada is 844-200-6205 (+1 929-526-1599, if calling from outside the U.S. and Canada). The passcode is 889906. In addition, the Company will be using a supplemental slide presentation that will be referred to during the call. The presentation and a live audio webcast of the conference call will be available and can be accessed directly from CTS’ website at https://www.ctscorp.com/investors/events-presentations/.

About CTS

CTS Corporation (NYSE: CTS) is a leading designer and manufacturer of products that Sense, Connect and Move. CTS manufactures sensors, actuators and electronic components in North America, Europe and Asia, and provides engineered products to customers in the aerospace/defense, industrial, medical and transportation markets. For more information, visit www.ctscorp.com.

Safe Harbor

This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management’s expectations, certain assumptions, and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties, and other factors, which could cause CTS’ actual results, performance, or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: supply chain disruptions; changes in the economy generally, including inflationary and/or recessionary conditions, and in respect to the business in which CTS operates;

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unanticipated issues in integrating acquisitions; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the potential impact U.S./China relations and the conflict between Russia and Ukraine may have on our business, results of operations and financial condition); the amount and timing of any share repurchases; and the effect of any cybersecurity incidents on our business. Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ most recent Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

Contact

Ashish Agrawal

Vice President and Chief Financial Officer

CTS Corporation

4925 Indiana Avenue

Lisle, IL 60532 USA

+1 (630) 577-8800

ashish.agrawal@ctscorp.com

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS - UNAUDITED

(In thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net sales	$124,694	$142,281	$550,422	$586,869
Cost of goods sold	82,630	91,277	359,563	376,331
Gross margin	42,064	51,004	190,859	210,538
Selling, general and administrative expenses	19,477	23,491	83,816	91,520
Research and development expenses	5,290	5,405	24,918	24,100
Restructuring charges	1,041	478	7,074	1,912
Operating earnings	16,256	21,630	75,051	93,006
Other (expense) income:
Interest expense	(822)	(702)	(3,331)	(2,192)
Interest income	1,538	716	4,625	1,326
Other income (expense), net	655	(873)	(1,192)	(11,403)
Total other income (expense), net	1,371	(859)	102	(12,269)
Earnings before income taxes	17,627	20,771	75,153	80,737
Income tax expense	2,307	5,831	14,621	21,162
Net earnings	$15,320	$14,940	$60,532	$59,575
Earnings per share:
Basic	$0.49	$0.47	$1.93	$1.86
Diluted	$0.49	$0.47	$1.92	$1.85
Basic weighted – average common shares outstanding:	31,020	31,818	31,359	31,968
Effect of dilutive securities	219	224	220	270
Diluted weighted – average common shares outstanding:	31,239	32,042	31,579	32,238
Cash dividends declared per share	$0.04	$0.04	$0.16	$0.16

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CTS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands of dollars)

	(Unaudited) December 31, 2023	December 31, 2022
ASSETS
Current Assets
Cash and cash equivalents	$163,876	$156,910
Accounts receivable, net	78,569	90,935
Inventories, net	60,031	62,260
Other current assets	16,873	15,655
Total current assets	319,349	325,760
Property, plant and equipment, net	92,592	97,300
Operating lease assets, net	26,425	22,702
Other Assets
Goodwill	157,638	152,361
Other intangible assets, net	103,957	108,053
Deferred income taxes	25,183	23,461
Other	16,023	18,850
Total other assets	302,801	302,725
Total Assets	$741,167	$748,487
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$43,499	$53,211
Accrued payroll and benefits	14,585	20,063
Operating lease obligations	4,394	3,936
Accrued expenses and other liabilities	34,561	35,322
Total current liabilities	97,039	112,532
Long-term debt	67,500	83,670
Long-term operating lease obligations	24,965	21,754
Long-term pension obligations	4,655	5,048
Deferred income taxes	14,729	16,010
Other long-term obligations	5,457	3,249
Total Liabilities	214,345	242,263
Commitments and Contingencies
Shareholders’ Equity
Common stock	319,269	316,803
Additional contributed capital	45,097	46,144
Retained earnings	602,232	546,703
Accumulated other comprehensive loss	4,264	(671)
Total shareholders’ equity before treasury stock	970,862	908,979
Treasury stock	(444,040)	(402,755)
Total shareholders’ equity	526,822	506,224
Total Liabilities and Shareholders’ Equity	$741,167	$748,487

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CTS CORPORATION AND SUBSIDIARIES

OTHER SUPPLEMENTAL INFORMATION - UNAUDITED

(In millions of dollars, except percentages and per share amounts)

Non-GAAP Financial Measures

From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS believes that the non-GAAP financial measures presented are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. Non-GAAP measures should not be used by investors or third parties as the sole basis for formulating investment decisions, as they may exclude a number of important cash and non-cash recurring items.

CTS has presented these non-GAAP financial measures as it believes that the presentation of its financial results that exclude (1) restructuring charges; (2) restructuring-related charges; (3) environmental charges; (4) acquisition-related costs; (5) inventory fair value step-up costs; (6) foreign exchange (gains) losses; (7) non-cash pension expenses (income); and (8) certain discrete tax items are useful and assist in comparing CTS’ current operating results with past periods and with the operational performance of other companies in its industry. Included below is a description of the expenses that CTS has determined are not normal, recurring cash operating expenses necessary to operate its business and the rationale for why providing financial measures for its business with such expenses excluded or adjusted is useful to investors as a supplement to the U.S. GAAP measures.

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Restructuring charges – costs primarily relating to workforce reduction costs, building and equipment relocation costs, asset impairment charges and other facility closure costs in connection with our continued optimization of our organization.
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Restructuring-related charges – costs related to restructuring actions that do not qualify as direct restructuring charges under US GAAP. These include duplicative expenses incurred due to the plant consolidation related transition activities such as excess rent, utilities, personnel related and other costs prior to start of production at the new location.
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Environmental charges – costs associated with our non-operating facilities that are unrelated to ongoing operations. Currently, none of these costs and accruals relate to sites that provide revenue generating activities for the Company.
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Acquisition-related costs – diligence and transaction costs related to acquisitions including related contingent earnout adjustments.
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Inventory fair value step-up costs – purchase accounting-related inventory costs from acquisitions.
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Foreign exchange (gains) losses – remeasurement income and expenses for non-U.S. subsidiaries with the U.S. dollar as the functional currency.
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Non-cash pension expenses (income) – pension income and expenses relating to the non-operating U.S. pension and post-retirement life insurance plans, including historical plan settlement activities.
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Discrete tax items – non-recurring, infrequent, or unusual tax adjustments (e.g., valuation allowances, uncertain tax position changes, unremitted assertion changes and discrete impacts associated with pre-tax non-GAAP items or due to tax law changes, etc.).

At times, the reconciliations below have been intentionally rounded to the nearest thousand, or $0.01 for EPS figures, and, therefore, may not sum.

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Adjusted Gross Margin

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2021
Gross margin	$42.1	$51.0	$190.9	$210.5	$184.6

Net sales	$124.7	$142.3	$550.4	$586.9	$512.9

Gross margin as a % of net sales	33.7%	35.8%	34.7%	35.9%	36.0%

Adjustments to reported gross margin:
Restructuring related charges (b)	0.6	—	0.6	—	—
Inventory fair value step-up (b)	—	0.7	—	4.0	—

Adjusted gross margin	$42.6	$51.7	$191.4	$214.5	$184.6

Adjusted gross margin as a % of net sales	34.2%	36.3%	34.8%	36.5%	36.0%

Adjusted Operating Earnings

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2021
Operating earnings	$16.3	$21.6	$75.1	$93.0	$76.5

Net sales	$124.7	$142.3	$550.4	$586.9	$512.9

Operating earnings as a % of net sales	13.0%	15.2%	13.6%	15.8%	14.9%

Adjustments to reported operating earnings:
Restructuring charges (c)	1.0	0.5	7.1	1.9	1.7
Restructuring related charges (b)	0.6	—	0.6	—	—
Environmental charges (a)	0.4	1.0	3.5	2.8	2.3
Acquisition-related costs (a)	0.2	—	0.4	0.8	—
Inventory fair value step-up (b)	—	0.7	—	4.0	—
Total adjustments to reported operating earnings	$2.2	$2.2	$11.5	$9.5	$3.9

Adjusted operating earnings	$18.4	$23.8	$86.6	$102.5	$80.4

Adjusted operating earnings as a % of net sales	14.8%	16.7%	15.7%	17.5%	15.7%

Adjusted EBITDA Margin

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2021
Net earnings (loss)	$15.3	$14.9	$60.5	$59.6	$(41.9)

Net sales	$124.7	$142.3	$550.4	$586.9	$512.9

Net earnings (loss) margin	12.3%	10.5%	11.0%	10.2%	-8.2%

Depreciation and amortization expense	7.3	8.0	28.7	29.8	26.9
Interest expense	0.8	0.7	3.3	2.2	2.1
Tax expense (benefit)	2.3	5.8	14.6	21.2	(19.0)

EBITDA	25.7	29.5	107.2	112.7	(31.8)

Adjustments to EBITDA:
Restructuring charges (c)	1.0	0.5	7.1	1.9	1.7
Restructuring related charges (b)	0.6	—	0.6	—	—
Environmental charges (a)	0.4	1.0	3.5	2.8	2.3
Acquisition-related costs (a)	0.2	—	0.4	2.5	—
Inventory fair value step-up (b)	—	0.7	—	4.0	—
Non-cash pension and related expense (d)	—	—	—	4.8	132.4
Foreign currency (gain) loss (d)	(0.3)	0.9	2.0	4.9	3.3

Total adjustments to EBITDA	1.8	3.1	13.5	20.9	139.7

Adjusted EBITDA	$27.6	$32.6	$120.7	$133.6	$107.9

Adjusted EBITDA Margin	22.1%	22.9%	21.9%	22.8%	21.0%

Adjusted Net Earnings and Adjusted Diluted Earnings Per Share

	Three Months Ended December 31,
	2023	2023	2022	2022
		Per share		Per share
Net earnings (A)	$15.3	$0.49	$14.9	$0.47

Adjustments to reported net earnings:
Restructuring charges (c)	1.0	0.03	0.5	0.01
Restructuring related charges (a)	0.6	0.02	—	—
Environmental charges (a)	0.4	0.01	1.0	0.03
Acquisition-related costs (a)	0.2	0.01	—	—
Inventory fair value step-up (b)	—	—	0.7	0.02
Foreign currency (gain) loss (d)	(0.3)	(0.01)	0.9	0.03
Total pretax adjustments to reported net earnings	$1.8	$0.06	$3.1	$0.10
Income tax effect of above adjustments (f)	(0.8)	(0.03)	(0.4)	(0.01)
Total adjustments, tax affected (f) (B)	$1.0	$0.03	$2.6	$0.08

Tax adjustments:
Other discrete tax items (e)	(1.6)	(0.05)	0.2	0.01
Total tax adjustments (C)	$(1.6)	$(0.05)	$0.2	$0.01
Adjusted net earnings (A+B+C) and Adjusted net earnings per share	$14.7	$0.47	$17.8	0.56

Net sales	$124.7		$142.3

Net earnings as a % of net sales	12.3%		10.5%

Adjusted net earnings as a % of net sales	11.8%		12.5%

	Twelve Months Ended December 31,
	2023	2023	2022	2022	2021	2021
		Per share		Per share		Per share
Net earnings (loss) (A)	$60.5	$1.92	$59.6	$1.85	$(41.9)	$(1.30)

Adjustments to reported net earnings (loss):
Restructuring charges (c)	7.1	0.22	1.9	0.06	1.7	0.06
Restructuring related charges (a)	0.6	0.02	—	—	—	—
Environmental charges (a)	3.5	0.11	2.8	0.09	2.3	0.07
Acquisition-related costs (a)	0.4	0.01	2.5	0.08	—	—
Inventory fair value step-up (b)	—	—	4.0	0.12	—	—
Non-cash pension and related expense (d)	—	—	4.8	0.15	132.4	4.10
Foreign currency loss (d)	2.0	0.06	4.9	0.15	3.3	0.10
Total pretax adjustments to reported net earnings (loss)	$13.5	$0.42	$20.9	$0.65	$139.7	$4.33
Income tax effect of above adjustments (f)	(2.4)	(0.07)	(1.6)	(0.05)	(31.1)	(0.99)
Total adjustments, tax affected (f) (B)	$11.1	$0.35	$19.3	$0.60	$108.6	$3.34

Tax adjustments:
Increase in valuation allowances (e)	—	—	—	—	0.9	0.03
Other discrete tax items (e)	(1.6)	(0.05)	0.2	0.01	(4.7)	(0.14)
Total tax adjustments (C)	$(1.6)	$(0.05)	$0.2	$0.01	$(3.8)	$(0.11)
Adjusted net earnings (A+B+C) and Adjusted net earnings per share	$70.0	$2.22	$79.1	2.46	$63.0	1.93

Net sales	$550.4		$586.9		$512.9

Net earnings (loss) as a % of net sales	11.0%		10.2%		-8.2%

Adjusted net earnings as a % of net sales	12.7%		13.5%		12.3%

(a) Reflected in selling, general and administrative and other (expense) income, net.
(b) Reflected in cost of goods sold.
(c) Reflected in restructuring charges.

(d) Reflected in other (expense) income, net.

(e) Reflected in income tax expense (income). For 2021, the discrete tax items relate to items we deemed outside normal cash-generating operations including, $5.4 million of a stranded tax benefit from the U.S. Pension termination offset by $0.7 million of tax expense from tax costs associated with a one-time internal cash movement, and $0.9 million related to the addition of a valuation allowance for a foreign subsidiary. For 2022, the discrete tax items relate to the net impact to tax expense of expired R&D credits, including the release of associated reserves. For 2023, discrete tax items include adjusting for tax benefits resulting from $0.6 million for research and development tax credits from prior years, $0.8 million in foreign tax credits related to prior years from a 2023 tax law change, as well as $0.2m from the release of uncertain tax benefits.

(f) We determine the tax effect of non-GAAP adjustments by considering the tax laws and statutory income tax rates applicable in the tax jurisdictions of the underlying non-GAAP adjustments. For all periods presented, we applied the statutory income tax rates to the taxable portion of all of our adjustments. Our acquisition costs and foreign currency gains and losses included in our non-GAAP adjustments were not deductible for income tax purposes; therefore, no statutory income tax rate was applied to such costs.

NOTE: CTS believes that adjusted gross margin, adjusted operating earnings, adjusted EBITDA margin, adjusted net earnings and adjusted diluted earnings per share provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of CTS’ core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS’ fundamental business operations (such as those items noted above in the paragraph titled “Non-GAAP Financial Measures”) or were not part of CTS’ business operations during a comparable period.

Controllable Working Capital

	December 31,
	2023	2022	2021
Net accounts receivable	$78.6	$90.9	$82.2

Net inventory	$60.0	$62.3	$49.5

Accounts payable	$(43.5)	$(53.2)	$(55.5)

Controllable working capital	$95.1	$100.0	$76.2

Quarter sales	$124.7	$142.3	$132.5
Multiplied by 4	4	4	4
Annualized sales	$498.8	$569.1	$530.0

Controllable working capital as a % of annualized sales	19.1%	17.6%	14.4%

NOTE: CTS believes the controllable working capital ratio is a useful measure because it provides an objective measure of the efficiency with which CTS manages its short-term capital needs.

Free Cash Flow

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2021
Net cash provided by operating activities	$32.1	$25.5	$88.8	$121.2	$86.1
Capital expenditures	(3.5)	(5.1)	(14.7)	(14.3)	(15.6)
Free cash flow	$28.6	$20.4	$74.1	$106.9	$70.5

Operating cash flow as a percentage of net earnings	209%	170%	147%	203%	-206%
Free cash flow as a percentage of adjusted net earnings	195%	115%	106%	135%	112%

NOTE: CTS believes that free cash flow is a useful measure because it demonstrates the company’s ability to generate cash. Free cash flow is a non-GAAP measure and should be considered in addition to, but not as a substitute for, information contained in the company's condensed consolidated statement of cash flows as a measure of liquidity.

Capital Expenditures

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2021
Capital expenditures	$3.5	$5.1	$14.7	$14.3	$15.6
Net sales	$124.7	$142.3	$550.4	$586.9	$512.9
Capex as % of net sales	2.8%	3.6%	2.7%	2.4%	3.0%

Additional Information

The following table includes other financial information not presented in the preceding financial statements.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2021
Depreciation and amortization expense	$7.3	$8.0	$28.7	$29.8	$26.9
Stock-based compensation expense	$0.5	$1.9	$5.2	$7.7	$6.1